                                                                 EXHIBIT 10.20

                                                      Portions of this Exhibit
                                                             have been omitted
                                                         pursuant to a request
                                                              for confidential
                                                        treatment. The omitted
                                                           portions are marked
                                                           ***** and have been
                                                         filed separately with
                                                               the Commission.

                             AMENDMENT NO. 1 TO THE
                      COLLABORATION AND LICENSE AGREEMENT
                          dated as of November 8, 1996
                                 by and between
                            CELL THERAPEUTICS, INC.
                                      and
                               ORTHO BIOTECH INC.
                                      and
                  THE R.W. JOHNSON PHARMACEUTICAL CORPORATION


          THIS AMENDMENT NO. 1 to the COLLABORATION AND LICENSE AGREEMENT (the "Agreement"), dated as of November 6, 1996, by and between CELL THERAPEUTICS, INC., a Washington corporation having its principal place of business at 201 Elliott Avenue West, Suite 400, Seattle, Washington 98119 (hereinafter referred to as "CTI") and ORTHO BIOTECH INC., a New Jersey corporation having its principal place of business at 700 U.S. Route 202 South, Raritan, New Jersey 08869 and THE R. W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE, a division of ORTHO PHARMACEUTICAL CORPORATION, a Delaware corporation having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (hereinafter collectively referred to as "ORTHO"), is made this 16th day of November, 1998 by and among CTI and ORTHO (each, a "Party" and together, the "Parties").



                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, CTI and ORTHO desire to amend the Agreement as provided herein:

          NOW THEREFORE, in consideration of the foregoing and the representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

          SECTION 1.01.  Definitions.  The following terms, when capitalized,
                         -----------
shall have the following meanings as used in this Amendment:

          "ALI Recommendation" means the interim analysis recommendation by The
           ------------------
National Heart, Lung and Blood Institute through the Steering Committee of its ARDS Network with respect to the Phase II/III ALI Trial (Protocol 1037).

          "Certificate of Analysis" means the document that summarizes all final
           -----------------------
release test data as compared to the release specification for each lot of product, including date of manufacture, expiration or retest date, and is approved by the appropriate authority.

          "Certificate of Conformance" means the document that provides
           --------------------------
certification that all documentation for a particular lot, collected during production and testing, has been reviewed and all deviations, non-conformances or other quality issues have been satisfactorily resolved to release the lot, and shall include proof of sterility, endotoxin and environmental testing.

          "ORTHO Resumption Date" shall mean that date which is sixty (60) days
           ---------------------
after the later to occur of: (i) the delivery by CTI to ORTHO of the results of the Phase III AML Trial and (ii) the delivery by CTI to ORTHO of the ALI Recommendation.

          "ORTHO Suspension Date" means July 1, 1998.
           ---------------------

          "Phase II/III ALI Trial" means CTI's Phase II/III clinical trial for
           ----------------------
Lisofylline currently designated under protocol 1036 and includes all modifications thereto (including a change in protocol number).

          "Phase III AML Trial" means CTI's Phase III clinical trial for
           -------------------
Lisofylline currently designated under protocol 1031 and includes all modifications thereto (including a change in protocol number).

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          "Standard Manufacturing Cost" means the standard manufacturing cost
           ---------------------------
using generally accepted accounting principles for one (1) 10 milliliter ampoule (10.6 milliliter fill), including formulation, filling and bulk packaging activities, but excluding drug substance and shipping charges. On the date hereof, such costs are estimated by ORTHO to be as follows: *****.


          SECTION 2.01.  Development.
                         -----------

          (a) Lead Development Party.  Notwithstanding anything in the Agreement
              ----------------------
to the contrary, effective as of the ORTHO Suspension Date, CTI shall be the Lead Development Party in all geographic territories. As Lead Development Party, CTI shall have sole control over all aspects of Development under the Agreement. ORTHO shall have no obligations for Development after the ORTHO Suspension Date until the ORTHO Resumption Date.

          (b) Development Expenses.  Notwithstanding anything in the Agreement
              --------------------
to the contrary, subject to Section 7.01 of this Amendment, effective as of the ORTHO Suspension Date, ORTHO shall have no obligations to fund Development Expenses under the Agreement until the ORTHO Resumption Date.

                                       2.

          SECTION 3.01.  Commercialization and Marketing.  Notwithstanding
                         -------------------------------
anything in the Agreement to the contrary, effective as of the ORTHO Suspension Date, ORTHO shall have no obligations for Commercialization or Marketing under the Agreement until the ORTHO Resumption Date.

          SECTION 4.01.  Milestone Payments. Notwithstanding anything in the
                         ------------------
Agreement to the contrary, ORTHO shall not be obligated to make Milestone Payments under Section 3.02 of the Agreement unless and until the occurrence of the ORTHO Resumption Date. Upon the occurrence of the ORTHO Resumption Date, ORTHO shall make the Milestone Payment as set forth in Section 5.01(c)(iv) of this Amendment and Article III of the Agreement.

          SECTION 5.01.  Termination.
                         -----------

          (a)  Termination by ORTHO.  Section 14.03 of the Agreement shall be
               --------------------
amended by adding the following paragraph as subsection (c):

               "(c) ORTHO shall have the right to terminate this Agreement by written notice to CTI, within sixty (60) days following the later of to occur of (i) delivery to ORTHO of the ALI Recommendation, or (ii) delivery to ORTHO of the results of CTI's Phase III AML Trial. Such termination shall be effective immediately upon receipt by CTI of such written notice."

          (b)  Effect of Termination by ORTHO.
               ------------------------------

               (i) The title and first sentence of Section 14.04 shall be amended by adding the language indicated in italics as follows:

               "SECTION 14.04.  Effect of Termination by ORTHO Pursuant to
                                ------------------------------------------
          Section 14.03 (a) or (b).  If ORTHO terminates this Agreement pursuant
          ------------------------
          to Section 14.03(a) or (b)".

               (ii) The following provision shall be added to Article XIV as
     Section 14.08.

               "SECTION 14.08.  Effect of Termination by ORTHO pursuant to
                                ------------------------------------------
          Section 14.03(c).  If ORTHO terminates this Agreement pursuant to
          ----------------
          Section 14.03(c), its obligation to perform its obligations under this Agreement shall terminate immediately. In addition, as a result of such termination, Sections 14.04(a), (b), (c), (e) and (f) shall apply to the Parties."

          (c) ORTHO Resumption Date.  Notwithstanding anything in the Agreement
              ---------------------
to the contrary, upon the occurrence of the ORTHO Resumption Date the following provisions will apply:

                                       3.

               (i) ORTHO shall resume all Development, Commercialization and Marketing obligations under the Agreement as if this Amendment had not been adopted.

               (ii) ORTHO shall be solely responsible for all ORTHO internal ramp-up and similar costs associated with the resumption of ORTHO's obligations pursuant to Section 6.01(b)(i) above.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

               (iii) ORTHO shall reimburse CTI ***** of the Development Expenses incurred by CTI with respect to Development during the period between December 31, 1998, and the ORTHO Resumption Date.

               (iv) ORTHO shall pay CTI all Milestone Payments for milestones achieved by CTI between the ORTHO Suspension Date and the ORTHO Resumption Date.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

               (v)   ORTHO shall pay CTI a one-time milestone payment of
     *****.

          SECTION 6.01.  Manufacture.
                         -----------

          (a) Manufacture of Collaboration Products.  Notwithstanding anything
              -------------------------------------
in the Agreement to the contrary, if ORTHO terminates the Agreement pursuant to
Section 14.03(c), the following provisions shall apply:

               (i) CTI shall use commercially reasonable efforts to identify an alternative party to manufacture and supply Collaboration Products.

               (ii) Upon receipt of bulk raw material from CTI with a Certificate of Analysis, ORTHO shall provide the following manufacturing services to CTI for twenty-four (24) months following such termination:

                     (A) test the bulk raw material;

                     (B) formulate the suspension-liquid without doing any
               further development work;

                     (C) fill ampoules under aseptic conditions and terminally
               sterilize the final product; and

                     (D) supply unlabelled ampoules to CTI along with a
               Certificate of Conformance.

provided, however, CTI shall have sole responsibility for the release of the
--------  -------
finished product.

                                       4.

          (b) Manufacturing Expenses.  ORTHO shall provide the Manufacturing
              ----------------------
services set forth in Section 5.01(a) of this Amendment at Standard Manufacturing Cost.

          SECTION 7.01.  Payments.
                         --------

          (a)  Payments by ORTHO.
               -----------------

          (The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

               (i) As full and complete settlement with respect to its development and other obligations under the Agreement from the period from the ORTHO Suspension Date to December 31, 1998, ORTHO shall pay to CTI an aggregate amount of ***** in connection with the execution of this Amendment. Such amount shall be paid to CTI in two equal installments as follows: (A) ***** shall be paid to CTI no later than October 30, 1998; and (B) ***** shall be paid to CTI no later than January 31, 1999, and shall not require the submission of any invoice or documentation by CTI.

               (ii) Notwithstanding anything in the Agreement to the contrary, with the exception of the amounts described in the foregoing subsection (i), all amounts that ORTHO might owe to CTI under the Agreement or otherwise with respect to periods on or prior to Suspension Date are hereby cancelled in full.

          (b) Payments by CTI.  Notwithstanding anything in the Agreement to the
              ---------------
contrary, all amounts that CTI might owe to ORTHO under the Agreement or otherwise with respect to periods on or prior to the date hereof are hereby cancelled in full.

          SECTION 8.01.  Miscellaneous.
                         -------------

          (a) Communications.  CTI shall direct any and all communications
              --------------
regarding the Agreement or this Amendment to:

              Robert J. Wills, Ph.D
              Vice President, Preclinical Development
              R.W. Johnson Pharmaceutical Research Institute
              920 U.S. Highway 202
              Raritan New Jersey 08869-0602
              Telephone: (908) 704-4990
              Facsimile: (908) 704-9486

          (b) Access to CTI Information.  Prior to the ORTHO Resumption Date,
              -------------------------
CTI shall provide ORTHO with full access, from the hours of 8:30 am to 5:00 pm, Pacific Time, on regular Business Days, to all records and documents relating to the Phase II/III ALI Trial and the Phase III AML Trial. Such records and documents shall include, but not be limited to: trial design and protocol information, patient records, clinical and safety data, statistical analysis and results, and, with respect to the Phase II/III ALI Trial, joint access with CTI to

                                       5.

the Steering Committee of the ARDS Network at The National Heart, Lung and Blood Institute.

          SECTION 9.01.  Representations and Warranties.  Each of the Parties
                         ------------------------------
hereby represents and warrants to the other Party that this Amendment is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Amendment by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                                       6.

          IN WITNESS WHEREOF, CTI and ORTHO have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    CELL THERAPEUTICS, INC.



                                    By:
                                       ----------------------------------------
                                       Name:  James A. Bianco, M.D.
                                       Title: President and Chief Executive
                                              Officer



                                    ORTHO BIOTECH INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    R. W. JOHNSON PHARMACEUTICAL
                                    RESEARCH INSTITUTE, a division of
                                    ORTHO PHARMACEUTICAL
                                    CORPORATION

                                    By:  ORTHO PHARMACEUTICAL
                                         ---------------------------------------
                                         CORPORATION
                                         ---------------------------------------



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                       7.